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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT TO 1934

                         DATE OF REPORT: APRIL 25, 2005


                        FIRST OAK BROOK BANCSHARES, INC.


           DELAWARE                  0-14468               36-3220778
(STATE OR OTHER JURISDICTION OF    (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    FILE NUMBER)        IDENTIFICATION NO.)

                   1400 SIXTEENTH STREET, OAK BROOK, IL 60523
                         TELEPHONE NUMBER (630) 571-1050

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

Effective April 19, 2005, the Board of Directors of First Oak Brook Bancshares, Inc. amended and restated the Company's By-Laws. Amendments to the By-Laws are as follows:

         1. Sections 2.07 (c), 2.07 (k), 3.06 and Article VII have been amended to reflect current provisions of the General Corporation Law of Delaware. These provisions permit the right to call meetings of stockholders to be denied to the stockholders, do not permit actions by the stockholders by written consent in lieu of a meeting to be denied and require the stockholders to have the right to amend the By-Laws.

         2. Section 2.07 (j) has been amended to clarify the method of voting shares held in more than one name.

         3. Section 2.07 (k) has been amended to reflect the change in Delaware law which no longer permits a corporation to deny stockholders the right to act by consent and to clarify permissible methods of voting by stockholders not present in person.

         4. Section 2.08 has been amended to prohibit motions from being made from the floor at special meetings as well as annual meetings.

         5. Article IV has been amended to provide for the possibility of a non-executive Chairman of the Board and to permit his term to be different from those of officers. It also has expanded the list of titles of officers to encompass those in current use.

         6. Article V has been added to set forth procedures to be followed by directors and officers regarding indemnification. It supplements the indemnification provisions of the Certificate of Incorporation.

         7.       The By-Laws have been made gender neutral.


A copy of the Company's Amended and Restated By-Laws is attached as Exhibit 3.1 to this Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         3.1      Amended and Restated By-Laws of First Oak Brook Bancshares,
                  Inc.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST OAK BROOK BANCSHARES, INC.
                                                --------------------------------
                                                         (Registrant)


Date: April 25, 2005                            /S/ROSEMARIE BOUMAN
     ---------------                            --------------------------------
                                                Rosemarie Bouman
                                                Vice President and
                                                Chief Financial Officer